UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

BANCFIRST CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Oklahoma	0-14384	73-1221379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Broadway, Oklahoma City, OK		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (405) 270-1086

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value Per Share	BANF	NASDAQ Global Select Market System

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)

On May 28, 2020, BancFirst Corporation (the “Company”) held its annual meeting of shareholders.  As of the record date on April 9, 2020, the total number of shares of common stock outstanding and entitled to vote at the annual meeting was 32,646,691, of which 29,301,923 shares were represented at the meeting in person or by proxy. The purpose of the annual meeting was to vote on five proposals: (i) to elect the 22 directors nominated by our board; and (ii) to amend the BancFirst Corporation Stock Option Plan to increase the number of shares of common stock authorized to be granted to 200,000 shares; (iii) to amend the BancFirst Corporation Non-Employee Directors’ Stock Option Plan to increase the number of shares of common stock authorized to be granted to 30,000 shares; (iv) to ratify BKD, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and (v) to consider and advisory vote to approve the compensation of named executive officers. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 13, 2020. At the meeting, the shareholders elected all 22 directors; amended the BancFirst Corporation Stock Option Plan; amended the BancFirst Corporation Non-Employee Directors’ Stock Option Plan; ratified our independent auditors; and approved the compensation of named executive officers.

(b)	The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

Description of Proposal	Number of Shares
Proposal No. 1-Election of Directors	For	Withheld	Broker Non-Votes

Dennis L. Brand	27,721,739	216,686	1,363,498
C.L. Craig, Jr.	27,140,729	797,696	1,363,498
F. Ford Drummond	27,223,172	715,253	1,363,498
Joseph Ford	27,217,986	720,439	1,363,498
Joe R. Goyne	27,679,907	258,518	1,363,498
David R. Harlow	27,858,243	80,182	1,363,498
William O. Johnstone	27,722,553	215,872	1,363,498
Frank Keating	27,204,317	734,108	1,363,498
Bill G. Lance	27,223,172	715,253	1,363,498
Dave R. Lopez	27,218,634	719,791	1,363,498
William Scott Martin	27,221,961	716,464	1,363,498
Tom H. McCasland, III	27,143,210	795,215	1,363,498
Ronald J. Norick	27,140,675	797,750	1,363,498
David E. Rainbolt	27,819,455	118,970	1,363,498
H.E. Rainbolt	27,851,276	87,149	1,363,498
Robin Roberson	27,244,801	693,624	1,363,498
Michael S. Samis	27,221,896	716,529	1,363,498
Darryl W. Schmidt	27,723,252	215,173	1,363,498
Natalie Shirley	27,249,922	688,503	1,363,498
Michael K. Wallace	27,142,308	796,117	1,363,498
Gregory G. Wedel	27,223,168	715,257	1,363,498
G. Rainey Williams, Jr.	27,012,105	926,320	1,363,498

Proposal No. 2- To Amend the	For	Against	Abstained	Broker Non-Votes
BancFirst Corporation Stock Option Plan	27,653,865	159,257	125,303	1,363,498
Proposal No. 3- To Amend the	For	Against	Abstained	Broker Non-Votes
BancFirst Corporation Non-Employee Directors’ Stock Option Plan	27,531,771	276,670	129,984	1,363,498

Proposal No. 4- To Ratify the	For	Against	Abstained	Broker Non-Votes
Independent Registered Public Accounting Firm	29,159,480	113,054	29,389	-

Proposal No. 5- To Consider	For	Against	Abstained	Broker Non-Votes
An Advisory Vote to Approve the Compensation of Named Executive Officers	27,705,896	98,221	134,308	1,363,498

Item 7.01.  Regulation FD Disclosure.

BancFirst Corporation Announces Declaration of Quarterly Dividend on its common stock and an Interest Payment on its BFC Capital Trust II

On May 28, 2020, BancFirst Corporation’s Board of Directors declared a $0.32 per share cash dividend on its common stock. The dividend is payable July 15, 2020, to shareholders of record on June 30, 2020. BancFirst Corporation will also pay the quarterly interest payment on $26.8 million of its 7.20% Junior Subordinated Debentures related to the trust preferred securities issued by its statutory trust subsidiary, BFC Capital Trust II. The trust will use the proceeds of the interest payment to pay a dividend of $0.45 per share on the trust preferred securities, payable July 15, 2020, to shareholders of record on June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANCFIRST CORPORATION (Registrant)

Date: May 28, 2020	By:	/s/ Kevin Lawrence
Kevin Lawrence
Executive Vice President Chief Financial Officer

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